Exhibit 99.1

GENIUS PRODUCTS, INC.

NOTE AND WARRANT PURCHASE AGREEMENT

THIS NOTE AND WARRANT PURCHASE AGREEMENT (this “Agreement”) is made as of October 4, 2005 by and among Genius Products, Inc., a Delaware corporation (the “Company”), and the investors listed on Exhibit A hereto, each of which is herein referred to as an “Investor”.

THE PARTIES HEREBY AGREE AS FOLLOWS:

SECTION 1

AMOUNT AND TERMS OF NOTES; ISSUANCE OF WARRANTS

1.1 The Borrowing. Subject to the terms and conditions of this Agreement, at each Closing (as defined below), the Company shall borrow from each Investor participating in such Closing, and each Investor participating in such Closing shall loan to the Company, an amount equal to the Note Amount with respect to such Closing set forth opposite such Investor’s name on Exhibit A attached hereto.

1.2 Issuance of Notes. All indebtedness incurred by the Company pursuant to this Agreement shall be evidenced by promissory notes (the “Notes”) in the form of Exhibit B attached hereto. From time to time upon the funding of indebtedness hereunder, corresponding Notes shall be completed by the Company with the name of the respective Investor, the principal amount evidenced by such Note and the date that the principal amount under such Note was loaned to the Company, and each such Note shall be a binding obligation of the Company upon execution thereof by the Company and delivery to such Investor.

1.3 Issuance of Warrants. Subject to the terms and conditions of this Agreement, at each Closing, the Company shall issue to each Investor that has loaned money to the Company a warrant in the form of Exhibit C attached hereto (the “Warrant”). The Warrant shall represent the right of each Investor to purchase up to that number of shares of common stock, $0.0001 par value per share (the “Common Stock”), of the Company (as adjusted for stock splits, recapitalizations or other similar events) set forth under the column “Number of Warrant Shares” set forth opposite such Investor’s name on Exhibit A attached hereto. The Warrant shall, unless sooner termination as provided therein, have a term of five (5) years from the date of issuance and shall be exercisable at an exercise price (subject to adjustment as set forth in the Warrant) equal to the Closing Price (as such term is defined in the Warrant) on the applicable Closing Date.

SECTION 2

CLOSINGS

2.1 Initial Closing. The initial closing of the funding of indebtedness hereunder and the initial issuance of the corresponding Notes (the “Initial Closing”) shall be held on the initial date of execution of this Agreement or on such other date as the Company and Investors loaning at least a majority of the aggregate amount of indebtedness incurred by the Company at the Initial Closing mutually agree upon orally or in writing.

2.2 Subsequent Closings. Subsequent to the Initial Closing, the Company may incur additional indebtedness hereunder which, when combined with the indebtedness incurred at the Initial Closing, will result in aggregate indebtedness under this Agreement of no more than $8.0 million in indebtedness to such additional investors as it shall select. Any such additional investor shall execute and deliver a counterpart signature page to this Agreement and thereby become a party to, and be deemed an Investor under, this Agreement. All additional Investors and all additional indebtedness incurred hereunder shall be reflected on Exhibit A, which shall be automatically amended without any further action by any party hereto. The closing of the funding of such additional indebtedness hereunder and the issuance of the corresponding Notes shall be held on such date or at such other place as the Company and Investors loaning at least a majority of the aggregate amount of indebtedness incurred by the Company at such closing mutually agree upon orally or in writing (which each such date and place, together with the Initial Closing, are designated as a “Closing”).

2.3 Delivery. At each Closing (i) each Investor participating in such Closing shall deliver to the Company a wire transfer of immediately available funds in the amount of such Investor’s Note Amount with respect to such Closing set forth opposite such Investor’s name on Exhibit A attached hereto; (ii) the Company shall deliver to each such Investor a corresponding Note in the principal amount of such Investor’s Note Amount and a Warrant to purchase that number of shares of Common Stock set forth opposite such Investor’s name under the column “Number of Warrant Shares” on Exhibit A attached hereto and (iii) each Investor shall execute and deliver the registration rights agreement in the form of Exhibit D attached hereto (the “Registration Rights Agreement”) to the extent not already a party thereto.

SECTION 3

REPRESENTATIONS AND WARRANTIES OF INVESTORS

Each Investor hereby represents, warrants and covenants to the Company as follows:

3.1 Purchase for Own Account. Such Investor represents that it is acquiring the Notes, the Warrants, the Common Stock issuable upon conversion of the Notes (if any), and the Common Stock issuable upon exercise of the Warrants (collectively, the “Securities”) solely for investment for such Investor’s own account not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The acquisition by such Investor of any of the Securities shall constitute confirmation of the representation by such Investor that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

3.2 Disclosure of Information. Such Investor has received all the information it considers necessary or appropriate for deciding whether to acquire the Securities. Such Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties, prospects and financial condition of the Company.

3.3 Investment Experience. Such Investor represents that it is an investor in private placements of securities and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. If other than an individual, such Investor also represents it has not been organized for the purpose of acquiring the Securities. Such Investor acknowledges that any investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

3.4 Accredited Investor. Such Investor represents that it is an “accredited investor” within the meaning of Securities and Exchange Commission (“SEC”) Rule 501 of Regulation D, as presently in effect.

3.5 Further Limitations on Disposition. Without in any way limiting the representations set forth above, such Investor further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3 and:

(a) there is then in effect a registration statement under the Securities Act of 1933, as amended (the “Act”), covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(b) (i) such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition and (ii) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act.

(c) Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Investor that is a partnership or limited liability company to a partner of such partnership or a member of such limited liability company or a retired partner of such partnership who retires after the date hereof or a retired member of such limited liability company who retires after the date hereof, or to the estate of any such partner, retired partner, member or retired member or the transfer by gift, will or intestate succession by any partner or member to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or member or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Investor hereunder.

3.6 Prohibited Transactions. During the last thirty (30) days prior to the date hereof, neither such Investor nor any Affiliate of such Investor which (a) had knowledge of the transactions contemplated hereby, (b) has or shares discretion relating to such Investor’s investments or trading or information concerning such Investor’s investments, including in respect of the Securities, or (c) is subject to such Investor’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has, directly or indirectly, effected or agreed to effect any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the Securities Exchange Act or 1934, as amended) with respect to the Company’s Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Company’s Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Company’s Common Stock or otherwise sought to hedge its position in the Securities (each, a “Prohibited Transaction”). Prior to January 30, 2006, such Investor shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in a Prohibited Transaction. Such Investor acknowledges that the representations, warranties and covenants contained in this Section 3.6 are being made for the benefit of the Company and the Investors, and that the Company may not waive or amend any portion of this Section 3.6 without the prior written consent of all Investors. The Company shall use its reasonable best efforts to assert claims against any Investor arising out of any breach or violation of the provisions of this Section 3.6. No Investor shall sell any Securities of the Company until January 30, 2006. For purposes of this Agreement, “Affiliate” means, as to any person or entity, any other person or entity which directly or indirectly controls, is controlled by, or is under common control with such person or entity.

SECTION 4

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to each Investor that:

4.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

4.2 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization issuance (or reservation for issuance), sale and delivery of the Securities has been taken or will be taken prior to the Initial Closing. This Agreement constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

4.3 Litigation. There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company that questions the validity of this Agreement, the right of the Company to enter into this Agreement or to consummate the transactions contemplated hereby.

4.4 Absence of Required Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for federal and state securities laws filings as may be necessary.

4.5 Offering. Subject in part to the truth and accuracy of each Investor’s representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Securities as contemplated by this Agreement are exempt from the registration requirements of the Act and will not result in a violation of the qualification or registration requirements of the California law or other applicable state securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

4.6 Valid Issuance of Common Stock. The shares of Common Stock issuable upon (a) conversion of the Notes and (b) exercise of the Warrants, when issued, sold and delivered in accordance with the terms of such Notes and Warrants for the consideration expressed therein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement.

SECTION 5

MISCELLANEOUS

5.1 Survival of Representations, Warranties and Covenants. The warranties, representations and covenants of the Company and Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and all Closings and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

5.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5.3 Governing Law; Venue. This Agreement is to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. All disputes and controversies arising out of or in connection with this Agreement shall be resolved exclusively by the state and federal courts located in Los Angeles County in the State of California, and each party hereto agrees to submit to the jurisdiction of said courts and agrees that venue shall lie exclusively with such courts.

5.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

5.6 Notices. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when sent by facsimile to the number set forth below if sent between 8:00 a.m. and 5:00 p.m. recipient’s local time on a business day, or on the next business day if sent by facsimile to the number set forth below if sent other than between 8:00 a.m. and 5:00 p.m. recipient’s local time on a business day; (c) three business days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party at the address set forth below; or (d) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth below with next business day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider. Each person making a communication hereunder by facsimile shall promptly confirm by telephone to the person to whom such communication was addressed each communication made by it by facsimile pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication. A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Section 5.6 by giving the other party written notice of the new address in the manner set forth above.

5.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors holding Notes representing at least a majority of the aggregate amount of indebtedness incurred by the Company under all Notes issued pursuant to this Agreement. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities acquired under this Agreement at the time outstanding (including securities into which such Securities are convertible), each future holder of all such Securities, and the Company. Notwithstanding the foregoing, no amendment or waiver that discriminates against an Investor shall be effective without that Investor’s prior written consent.

5.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

5.9 Expenses. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, any Note or any Warrant, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

5.10 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties with respect to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

*     *     *

IN WITNESS WHEREOF, the parties have executed this Note and Warrant Purchase Agreement as of the date first above written.

COMPANY:

GENIUS PRODUCTS, INC.

By:
Trevor Drinkwater
Chief Executive Officer

Address:	740 Lomas Santa Fe, Suite 210 Solana Beach, CA 92075
Facsimile:	858-793-8842

INVESTOR:

(Print Name)

By:

Name:

Title:

Address:

Facsimile:

Taxpayer ID:

Important note: ☐ check here if the Investor elects not to include Section 3(d) of the Warrant in its Warrant. If checked, the Company shall remove Section 3(d) of the Warrant from the Warrant upon issuance to the Investor.

EXHIBIT A

SCHEDULE OF INVESTORS

Initial Closing (October 5, 2005)

Name of Investor	Note Amount	Number of Warrant Shares
JLF Offshore Fund, LTD	$859,000	60,130
JLF Partners I, LP	$596,000	41,720
JLF Partners II, LP	$45,000	3,150
Bonanza Master Fund, Ltd.	$750,000	52,500
J. Caird Partners, L.P.	$500,000	35,000
J. Caird Investors (Bermuda) L.P.	$500,000	35,000
SRB Greenway Partners, QP	$438,900	30,723
SRB Greenway Partners LP	$61,100	4,277
Brightleaf Capital	$250,000	17,500

Total	$4,000,000	280,000